Exhibit 99.1

CONTACTS:	R. Brian Hanson
Chief Financial Officer
ION Geophysical Corporation (281) 879-3672

Jack Lascar, Partner
Karen Roan, SVP
DRG&E (713) 529-6600
ION ISSUES GUIDANCE FOR 2008
•	Reaffirms guidance for 2007

•	Will hold conference call on Tuesday, December 18, 2007 at 10:00 a.m. Eastern Time
HOUSTON — DECEMBER 17, 2007 — ION Geophysical Corporation (NYSE: IO) today reaffirmed its latest 2007 financial guidance and provided financial guidance for 2008.
OUTLOOK
     The following statements are based on our current expectations. These statements are forward looking and actual results may differ materially. Factors affecting these forward-looking statements are detailed below.
     Brian Hanson, Executive Vice President and Chief Financial Officer, commented, “On November 27, we announced the conversion of approximately $53 million of the company’s 5.50% Convertible Senior Notes due 2008 into ION Geophysical common stock. As a result of this conversion, we incurred a non-planned charge of approximately $2.9 million in one time expenses, or $0.03 in earnings per share, during the fourth quarter. Excluding the impact of the above one time expenses, we continue to reaffirm our latest guidance discussed in the third quarter earnings call and expect earnings to range between $0.45 and $0.60 per diluted share for 2007.
     “Based on our current pipeline of business and our outlook for the seismic industry, we expect 2008 revenues to range between $780 and $830 million, with much of the revenue growth originating from the commercialization of FireFly® in our Land business, the commercialization of DigiFIN™ and DigiSTREAMER™ in our Marine
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

business, strong demand for the newly launched ORCA™ towed streamer navigation and data management applications, and strong performance in ION Solutions’ data library, multi-client, and data processing revenues. We expect ongoing margin improvement, primarily due to the mix of higher margin newly released products, such as FireFly, DigiSTREAMER, and ORCA, but we recognize that our consolidated gross margin is highly sensitive to the overall mix of our portfolio of products and services. Operating expenses are expected to range between 19% and 21% of revenue, which include continued significant funding in both R&D and Marketing expenses as we invest in the development and commercialization of our Land and Marine programs. We anticipate 2008 earnings to be between $0.70 and $0.85 per diluted share. Our business is not evenly distributed quarter-to-quarter, and therefore, we are providing only annual guidance. Similar to the past four years, we anticipate 2008 financial performance to be back-end loaded. This is mainly due to the natural budget/planning cycle of our larger contractor customers who formulate capital spending plans during the first quarter of each year as well as the anticipated timing of the commercialization of the FireFly and DigiSTREAMER product lines. As a result, we anticipate that 60 percent or more of our earnings will come in the second half of the year, with the first quarter being the softest.”
     Bob Peebler, ION’s President and Chief Executive Officer, added, “We expect a strong year in 2008 with the commercialization of FireFly and continued sales related to our new DigiFIN and ORCA products. We also anticipate a continued strong market for our land and marine products and systems, including sales related to our Scorpion® and VectorSeis® Ocean systems.
     “We continue to experience increased demand for our products and services and expect this trend to continue through 2008. Our new solutions approach has also placed us in a unique strategic position with oil companies that is seen across all our product lines. The combination of the introduction of our newest technology and our solutions-oriented approach should make 2008 one of ION’s strongest to date.”
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

CONFERENCE CALL
     ION has scheduled a conference call for Tuesday, December 18, 2007, at 10:00 a.m. Eastern Time. To participate in the conference call, dial 303-262-2131 at least 10 minutes before the call begins and ask for the ION conference call. A replay of the call will be available approximately two hours after the live broadcast ends and will be accessible until January 2, 2008. To access the replay, dial 303-590-3000 and use pass code 11103775.
     Investors, analysts and the general public will also have the opportunity to listen to the conference call live over the Internet by visiting www.iongeo.com. Also, an archive of the web cast will be available shortly after the call on the company’s website.
About ION
ION is a leading provider of geophysical technology, services, and solutions for the global oil & gas industry. ION’s offerings allow E&P operators to obtain higher resolution images of the subsurface to reduce the risk of exploration and reservoir development, and enable seismic contractors to acquire geophysical data more efficiently. Additional information about ION is available at www.iongeo.com.
The information included herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated revenues, earnings and earnings per share for fiscal 2007 and 2008, and estimated gross margins, EBITDA and operating expenses as a percentage of revenue for fiscal 2007 and 2008, future sales and market growth, and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with competitor’s product offerings and pricing pressures resulting therefrom; the relatively small number of customers that the Company
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

currently relies upon; the fact that a significant portion of the Company’s revenues is derived from foreign sales; the risks that sources of capital may not prove adequate; the Company’s inability to produce products to preserve and increase market share; collection of receivables; and technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Reports on Form 10-Q for quarterly periods during 2007.
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The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.